UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2005
Date of Report (Date of earliest event reported)

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-12132	98-0045034
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia Canada	V6E 4M3
(Address of principal executive offices)	(Zip Code)

604-689-1535
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) since May 31, 2005 and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

1.

On August 5, 2005, we completed a private placement with one investor of 5,600,000 common shares at a price of $0.0225 per share for total proceeds of $126,000. A commission of $16,380 was paid in connection with the private placement transaction. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

2.

On August 12, 2005, we issued 300,000 common shares to two investors at a price of $0.03 per share for total proceeds of $9,000 pursuant to two private placement transactions. No commission was paid in connection with the private placement transaction. The issuance of shares were completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investors are “accredited investors”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

3.

On August 19, 2005, we issued 1,700,000 common shares to two investors at a price of $0.03 per share for total proceeds of $51,000 pursuant to two private placement transactions. No commission was paid in connection with these private placement transactions. The issuance of shares were completed pursuant to Rule 506 of Regulation D of the Act on the basis that these investors are “accredited investors”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

4.

On August 19, 2005, we completed a private placement with one investor of 8,800,000 common shares at a price of $0.0225 per share for total proceeds of $198,000. A commission of $25,740 was paid in connection with the private placement transaction. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

DATE: August 22, 2005	By:	/s/ Garry L. Anselmo

Garry L. Anselmo
President